                                                                    EXHIBIT 24.1

                            SPECIAL POWER OF ATTORNEY

      The undersigned constitutes and appoints Christopher S. Alexander and John
W. Smolak, and each of them, her true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for her and in her name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

      DATED: February 12, 2003


      /s/  Jane Evans
      ----------------------
      Jane Evans

STATE OF ARIZONA           )
                           )
County of Maricopa         )

      On this 12th day of February, 2003, before me, the undersigned Notary Public, personally appeared Jane Evans, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Douglas J. Reich
                                      ----------------------------
                                      Notary Public

My commission expires:

October 24, 2004

                            SPECIAL POWER OF ATTORNEY

      The undersigned constitutes and appoints Christopher S. Alexander and John
W. Smolak, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

      DATED: February 5, 2003


      /s/  George R. Wallner
      -----------------------------------
      George Wallner

STATE OF ARIZONA           )
                           )
County of Maricopa         )

      On this 5th day of February, 2003, before me, the undersigned Notary Public, personally appeared George Wallner, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                      /s/ Douglas J. Reich
                                      ------------------------------
                                      Notary Public

My commission expires:

October 24, 2004

                            SPECIAL POWER OF ATTORNEY

      The undersigned constitutes and appoints Christopher S. Alexander and John
W. Smolak, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

      DATED: February 5, 2003


      /s/  Albert Irato
      ---------------------------------
      Albert Irato

STATE OF ARIZONA           )
                           )
County of Maricopa         )

      On this 5th day of February, 2003, before me, the undersigned Notary Public, personally appeared Albert Irato, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Douglas J. Reich
                                      ---------------------------------
                                      Notary Public

My commission expires:

October 24, 2004

                            SPECIAL POWER OF ATTORNEY

      The undersigned constitutes and appoints Christopher S. Alexander and John
W. Smolak, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

      DATED: February 12, 2003


      /s/  Daniel D. Diethelm
      ---------------------------------
      Daniel Diethelm

STATE OF ARIZONA           )
                           )
County of Maricopa         )

      On this 12th day of February, 2003, before me, the undersigned Notary Public, personally appeared Daniel D. Diethelm, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Douglas J. Reich
                                      ----------------------------------
                                      Notary Public

My commission expires:

October 24, 2004

                            SPECIAL POWER OF ATTORNEY

      The undersigned constitutes and appoints Christopher S. Alexander and John
W. Smolak, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

      DATED: February 5, 2003


      /s/  Jock Patton
      -----------------------------
      Jock Patton

STATE OF ARIZONA           )
                           )
County of Maricopa         )

      On this 5th day of February, 2003, before me, the undersigned Notary Public, personally appeared Jock Paton, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Douglas J. Reich
                                      --------------------------------
                                      Notary Public

My commission expires:

October 24, 2004

                            SPECIAL POWER OF ATTORNEY

      The undersigned constitutes and appoints Christopher S. Alexander and John
W. Smolak, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission by Hypercom Corporation, a Delaware corporation, together with any and all amendments to such Form 10-K, and to file the same with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or each of them, may lawfully do or cause to be done by virtue hereof.

      DATED: February 5, 2003


      /s/  William Keiper
      ----------------------------------
      William Keiper

STATE OF ARIZONA           )
                           )
County of Maricopa         )

      On this 5th day of February, 2003, before me, the undersigned Notary Public, personally appeared Al Irato, known to me to be the person whose name is subscribed to the within instrument and acknowledged that he executed the same for the purposes therein contained.

      IN WITNESS WHEREOF, I hereunto set my hand and official seal.


                                      /s/ Douglas J. Reich
                                      -----------------------------------
                                      Notary Public

My commission expires:

October 24, 2004